UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2006
BRADY CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
SIGNATURE
EXHIBIT INDEX
2005 Nonqualified Stock Option Plan for Non-Employee Directors
Director Nonqualified Stock Option Agreement
Nonqualified Stock Option Agreement

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(d) On November 30, 2006, the holders of the Class B Common Stock of Brady Corporation (the “Corporation”) approved a revised version of the Brady Corporation 2005 Nonqualified Stock Option Plan for Non-Employee Directors (the “Revised 2005 Plan”). The Revised 2005 Plan, which became effective upon shareholder approval, was adopted to implement two changes. First, pursuant to the Revised 2005 Plan, stock options will be granted to non-employee directors of the Corporation 14 days after first becoming a director and, thereafter, 14 days after each subsequent annual meeting at which the director is re-elected to the Board of Directors. The prior version of the plan had provided that stock options were to be granted upon the initial date of election and on each annual meeting date thereafter. Second, the Revised 2005 Plan provides that if a non-employee director’s service on the Board is terminated for other than death or disability, any unexercised, unexpired options will continue to vest and may be exercised according to the regular vesting and exercise schedules. The prior version of the plan had provided that such options would become 100% vested upon termination and would be fully exercisable at any time within one year following such termination. The foregoing description of the Revised 2005 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Revised 2005 Plan, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
     The Corporation is also filing herewith and is incorporating herein by reference as Exhibit 10.2 a revised form of granting agreement that will be used for stock option grants made to non-employee directors under the Revised 2005 Plan and as Exhibit 10.3 a revised form of granting agreement that will be used for stock option grants made to employees under the Corporation’s other incentive stock plans.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit
10.1	Brady Corporation 2005 Nonqualified Stock Option Plan for Non-Employee Directors, as amended.

10.2	Brady Corporation Director Nonqualified Stock Option Agreement, as amended.

10.3	Brady Corporation Nonqualified Stock Option Agreement, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: December 4, 2006	/s/ David Mathieson

David Mathieson
Vice President &
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	Brady Corporation 2005 Nonqualified Stock Option Plan for Non-Employee Directors, as amended.

10.2	Brady Corporation Director Nonqualified Stock Option Agreement, as amended.

10.3	Brady Corporation Nonqualified Stock Option Agreement, as amended.